Morgan Stanley Institutional Fund Trust - Corporate Bond
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Wm. Wrigley Jr. Company 2.900%
due 10/21/2019
Purchase/Trade Date:	  10/16/2013
Offering Price of Shares: $99.781
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.57
Brokers:  BofA Merrill Lynch, Citigroup, JP Morgan,
Mizuho Securities, Rabo Securities USA Inc., ANZ
Securities, BNP Paribas, HSBC, Mitsubishi UFJ Securities,
Morgan Stanley, RBS, SMBC Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wells Fargo & Co. 2.150% due
1/15/2019
Purchase/Trade Date:	  10/21/2013
Offering Price of Shares: $99.781
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.15
Brokers:  Wells Fargo Securities, LLC, Citigroup Global
Markets Inc., Credit Suisse Securities (USA) LLC,
Goldman, Sachs & Co., JP Morgan Securities LLC,
Morgan Stanley & Co. LLC, Apto Partners, LLC, Banca
IMI S.p.A., Barclays Capital Inc., BBVA Securities Inc.,
Blaylock Robert Van, LLC, Deutsche Bank Securities Inc.,
Drexel Hamilton, LLC, HSBC Securities (USA) Inc., ING
Financial Markets LLC, Lebenthal & Co., LLC, Lloyds
Securities Inc., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Natixis Securities Americas LLC, RBS
Securities Inc., Santander Investment Securities Inc., UBS
Securities LLC
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Altria Group Inc.  5.375% due
1/31/2044
Purchase/Trade Date:	  10/28/2013
Offering Price of Shares: $99.574
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.18
Brokers:  Goldman, Sachs & Co., Morgan Stanley, RBC,
Scotiabank, Barclays, Citigroup, Credit Suisse, Deutsche
Bank Securities, JP Morgan, Banca IMI, CastleOak
Securities, L.P., HSBC, Loop Capital Markets, Santander,
Wells Fargo Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Credit Suisse Group AG 7.500% due
12/31/2049
Purchase/Trade Date:	  12/4/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.53
Brokers:  Credit Suisse, Barclays, ING, Lloyds Bank,
Natixis, Wells Fargo Securities, Banco Bilbao Vizcaya
Argentaria, S.A., BB Securities, BMO Capital Markets,
BNY Mellon Capital Markets, LLC, BofA Merrill Lynch,
Bradesco BBI, Capital One Securities, CIBC, Citigroup,
Commerzbank, Credit Agricole CIB, Deutsche Bank
Securities, Itau BBA, Morgan Stanley, Nordea Markets,
RBC Capital Markets, Santander, Scotiabank, Societe
Generale, SunTrust Robinson Humphrey, Swedbank AB,
TD Securities, US Bancorp, VTB Capital
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher Scientific Inc.
4.150% due 2/1/2024
Purchase/Trade Date:	  12/4/2013
Offering Price of Shares: $99.730
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.30
Brokers:  Barclays, JP Morgan, RBS, BofA Merrill Lynch,
Citigroup, Credit Suisse, HSBC, Morgan Stanley, Banca
IMI, BNP Paribas, BNY Mellon Capital Markets, LLC,
Goldman, Sachs & Co., ING, KeyBanc Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities, Scotiabank,
SMBC Nikko, US Bancorp
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Royal Bank of Scotland Group PLC
PFD 6.000% due 12/19/2023
Purchase/Trade Date:	  12/16/2013
Offering Price of Shares: $99.098
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.25
Brokers:  RBS, Credit Suisse, JP Morgan, Morgan Stanley,
BMO Capital Markets, BNY Mellon Capital Markets, LLC,
Capital One Securities, CIBC, Citigroup, Danske Markets
Inc., Mischler Financial Group, Inc., RBC Capital Markets,
TD Securities, Wells Fargo Securities
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Hewlett-Packard Co. 2.750% due
1/14/2019
Purchase/Trade Date:	  1/9/2014
Offering Price of Shares: $99.954
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.12
Brokers:  BofA Merrill Lynch, BNP Paribas, RBS, Wells
Fargo Securities, ANZ Securities, Barclays Capital, BNY
Mellon Capital Markets, LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, HSBC, JP Morgan, Morgan
Stanley, RBC Capital Markets, Santander, Societe
Generale, Standard Chartered Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wells Fargo & Co. 3.000% due
1/22/2021
Purchase/Trade Date:	  1/16/2014
Offering Price of Shares: $99.831
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.50
Brokers: Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC,
Goldman, Sachs & Co., JP Morgan Securities LLC,
Morgan Stanley & Co. LLC, ANZ Securities, Barclays
Capital Inc., BB Securities Limited, BB&T Capital
Markets, Capital One Securities, Inc., CastleOak Securities, L.P., Deutsche Bank Securities Inc., Drexel Hamilton,
LLC, Fifth Third Securities, Inc., HSBC Securities (USA) Inc., Lebenthal & Co., LLC, Merrill Lynch, Pierce, Fenner
& Smith Incorporated, National Bank of Canada Financial Inc., Santander Investment Securities Inc., UBS Securities LLC, The Williams Capital Group, L.P.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 PNC Bank National Association
1.125% due 1/27/2017
Purchase/Trade Date:	  1/23/2014
Offering Price of Shares: $99.853
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $260,000
Percentage of Offering Purchased by Fund: 0.026
Percentage of Fund's Total Assets: 0.64
Brokers:  Citigroup Global Markets Inc., Goldman, Sachs
& Co. LLC, JP Morgan Securities LLC, Morgan Stanley &
Co. LLC, PNC Capital Markets LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:	 Novartis Capital Corp. 3.400% due
5/6/2024
Purchase/Trade Date:	  2/18/2014
Offering Price of Shares: $99.287
Total Amount of Offering: $2,150,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.50
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Barclays, Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, BNP Paribas, HSBC, Morgan
Stanley, RBS, UBS Investment Bank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Medtronic Inc. 3.625% due
3/15/2024
Purchase/Trade Date:	  2/20/2014
Offering Price of Shares: $99.806
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.50
Brokers:  Barclays, BofA Merrill Lynch, Goldman, Sachs
& Co., RBS, Morgan Stanley, UBS Investment Bank,
Mizuho Securities, US Bancorp, Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cisco Systems Inc. 2.900% due
3/4/2021
Purchase/Trade Date:	  2/24/2014
Offering Price of Shares: $99.818
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.07
Brokers:  BofA Merrill Lynch, Barclays, Deutsche Bank,
JP Morgan, Citigroup, HSBC, Wells Fargo Securities,
BB&T Capital Markets, BNP Paribas, Credit Suisse,
Goldman, Sachs & Co., Morgan Stanley, RBS
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Gilead Securities Inc. 3.700% due
4/1/2024
Purchase/Trade Date:	  3/4/2014
Offering Price of Shares: $99.839
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.38
Brokers:  BofA Merrill Lynch, JP Morgan, Goldman, Sachs
& Co., Wells Fargo Securities, Barclays, HSBC, Mitsubishi
UFJ Securities, Mizuho Securities, RBC Capital Markets,
SMBC Nikko, US Bancorp, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 General Electric Co. 4.500% due
3/11/2044
Purchase/Trade Date:	  3/6/2014
Offering Price of Shares: $99.089
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.12
Brokers:  Barclays, BofA Merrill Lynch, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets,
Citigroup, JP Morgan, Goldman, Sachs & Co., Morgan
Stanley, Banca IMA, Blaylock Beal Van, LLC, BNP
Paribas, CastleOak Securities, L.P., HSBC, ING, Lebenthal
Capital Markets, Loop Capital Markets, Mischler Financial
Group, Inc., Mitsubishi UFJ Securities, Mizuho Securities,
RBS, Ramirez & Co., Inc., Santander, SMBC Nikko, The
Williams Capital Group, L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Omega Healthcare Investors Inc.
4.950% due 4/1/2024
Purchase/Trade Date:	  3/6/2014
Offering Price of Shares: $98.580
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.25
Brokers:  JP Morgan, BofA Merrill Lynch, Credit Agricole
CIB, Morgan Stanley, RBC Capital Markets, RBS,
SunTrust Robinson Humphrey, BB&T Capital Markets,
SMBC Nikko, Stifel, UBS Investment Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbey National Treasury Services
4.000% due 3/13/2024
Purchase/Trade Date:	  3/10/2014
Offering Price of Shares: $99.332
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.12
Brokers:  Barclays, Citigroup, Morgan Stanley, RBS
Santander
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Enlink Midstream Partners LP
2.700% due 4/1/2019
Purchase/Trade Date:	  3/12/2014
Offering Price of Shares: $99.850
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.44
Brokers:  BofA Merrill Lynch, RBC Capital Markets,
Citigroup, BBVA, BMO Capital Markets, Comerica
Securities, JP Morgan, Mitsubishi UFJ Securities, RBS, US
Bancorp, Wells Fargo Securities, Barclays, Morgan
Stanley, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., UBS Investment Bank, PNC
Capital Markets LLC, Credit Agricole CIB, Regions
Securities LLC, Fifth Third Securities, Scotiabank,
Huntington Investment Company, SMBC Nikko, Raymond
James, SunTrust Robinson Humphrey
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Rentals (North America) Inc.
5.750% due 11/15/2024
Purchase/Trade Date:	  3/12/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.20
Brokers:  Morgan Stanley, BofA Merrill Lynch, Wells
Fargo Securities, Citigroup, Barclays, Credit Suisse, Deutsche Bank Securities, Scotiabank, HSBC, Mitsubishi
UFJ Securities, JP Morgan
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CEVA Group PLC 7.000% due
3/1/2021
Purchase/Trade Date: 3/13/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.19
Brokers:  Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., Morgan Stanley, UBS Investment
Bank, Apollo Global Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Alfa, S.A.B. de C.V. 5.250% due
3/25/2024
Purchase/Trade Date:	  3/20/2014
Offering Price of Shares: $99.777
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.50
Brokers:  Credit Suisse, Goldman, Sachs & Co., JP
Morgan, Morgan Stanley
Purchased from:  JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.